EXHIBIT 24


                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ James B. Beard
                                             ___________________________________
                                             James B. Beard

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ John S. Chamberlin
                                             ___________________________________
                                             John S. Chamberlin

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ Joseph P. Flannery
                                             ___________________________________
                                             Joseph P. Flannery

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ James Hagedorn
                                             ___________________________________
                                             James Hagedorn

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ John Kenlon
                                             ___________________________________
                                             John Kenlon

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of May, 1997.





                                             /s/ Karen Gordon Mills
                                             ___________________________________
                                             Karen Gordon Mills

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.





                                             /s/ Tadd C. Seitz
                                             ___________________________________
                                             Tadd C. Seitz

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.





                                             /s/ Donald A. Sherman
                                             ___________________________________
                                             Donald A. Sherman

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.





                                             /s/ John M. Sullivan
                                             ___________________________________
                                             John M. Sullivan

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.




                                             /s/ L. Jack Van Fossen
                                             ___________________________________
                                             L. Jack Van Fossen

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to The Scotts Company 1996 Stock Option Plan, as amended, hereby constitutes and appoints Charles M. Berger and G. Robert Lucas II, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 1997.





                                             /s/ Jean H. Mordo
                                             ___________________________________
                                             Jean H. Mordo